DELAWARE POOLED® TRUST

The International Equity Portfolio (the “Portfolio”)

Supplement to the Portfolio’s Summary Prospectus
dated February 28, 2014

The following replaces the information in the section entitled “Who manages the Portfolio? – Sub-advisor”:

Sub-advisor

Mondrian Investment Partners Ltd.

Portfolio managers	Position with Mondrian Investment Partners Ltd.	Start date on the Portfolio
Elizabeth A. Desmond	Director/Chief Investment Officer, International Equities	October 1999
Melissa J. A. Platt, CFA	Portfolio Manager	February 2012
Nigel Bliss	Senior Portfolio Manager	November 2014
Andrew R. Porter, CFA	Senior Portfolio Manager	November 2014

Investments in the Portfolio are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolio, the repayment of capital from the Portfolio, or any particular rate of return.

Please keep this supplement for future reference.

This Supplement is dated December 29, 2014.